UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2025

Northpointe Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Michigan	No. 001-42517	38-3413392
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3333 Deposit Drive Northeast
Grand Rapids, Michigan		49546
(Address of principal executive offices)		(Zip Code)
(616) 940‑9400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

Pre-commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240 13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.
On October 21, 2025, Northpointe Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On October 21, 2025, the Company made available supplemental financial information containing additional information about the Company’s financial results for the quarter ended September 30, 2025. A copy of the supplemental financial information is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
On October 22, 2025, the Company will host a conference call to discuss financial results for the quarter ended September 30, 2025.
The information in Item 2.02 and 7.01, including the information incorporated herein from Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press release dated September 30, 2025
	99.2	Supplemental financial information for the quarter ended September 30, 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* * * * * *

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHPOINTE BANCSHARES, INC.

Date: October 21, 2025	By:	/s/ Brad T. Howes
Brad T. Howes
Executive Vice President and Chief Financial Officer